UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2022
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2022, HP Inc. (“HP”) held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, HP’s stockholders approved the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Amended 2004 Plan”), which had previously been approved by the HR and Compensation Committee of the Board of Directors of HP, subject to stockholder approval.

The primary change to the Amended 2004 Plan is to make an additional 30,000,000 shares of HP’s common stock available for issuance pursuant to share-based compensation awards granted under the plan. In addition to this amendment, the Amended 2004 Plan includes a handful of housekeeping amendments, including (i) changes to address recent changes to Section 162(m) of the Internal Revenue Code; (ii) changes to address changes to applicable law and accounting rules; and (iii) incorporation of additional provisions to improve HP’s corporate governance practices related to the plan.

The material terms of the Amended 2004 Plan are described in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 23, 2022 (the “Proxy Statement”), and the description of the plan included in the Proxy Statement is incorporated herein by reference as Exhibit 99.1. The description of the Amended 2004 Plan is qualified in its entirety by reference to the full text of the Amended 2004 Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting held on April 19, 2022, HP’s stockholders voted on the five proposals outlined in the Proxy Statement and cast their votes as described below.

Proposal 1
HP’s stockholders elected thirteen individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	%	Votes Against	Abstentions	Broker Non- Votes
Aida M. Alvarez	749,555,423	96.8%	24,612,385	1,287,180	118,829,581
Shumeet Banerji	739,264,811	95.5%	34,829,067	1,361,110	118,829,581
Robert R. Bennett	752,156,900	97.2%	21,993,579	1,304,509	118,829,581
Charles V. Bergh	717,851,460	92.9%	54,786,416	2,817,112	118,829,581
Bruce Broussard	770,661,607	99.6%	3,443,279	1,350,102	118,829,581
Stacy Brown-Philpot	752,749,560	97.2%	21,488,262	1,217,166	118,829,581
Stephanie A. Burns	742,746,012	95.9%	31,482,695	1,226,281	118,829,581
Mary Anne Citrino	756,254,600	97.7%	17,956,241	1,244,147	118,829,581
Richard Clemmer	756,567,452	97.7%	17,545,796	1,341,740	118,829,581
Enrique Lores	759,297,069	98.1%	14,923,641	1,234,278	118,829,581
Judith Miscik	765,834,916	98.9%	8,371,293	1,248,779	118,829,581
Kim K.W. Rucker	764,414,763	98.7%	9,769,230	1,270,995	118,829,581
Subra Suresh	756,399,200	97.7%	17,705,608	1,350,180	118,829,581

Proposal 2
HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2022 as set forth below:

Votes For	%	Votes Against	Abstentions
833,031,230	93.2%	59,325,466	1,927,873

Proposal 3
HP’s stockholders approved, by advisory vote, HP’s executive compensation as set forth below:

Votes For	%	Votes Against	Abstentions	Broker Non- Votes
710,389,092	91.6%	62,340,282	2,725,614	118,829,581

Proposal 4
HP’s stockholders approved the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan as set forth below:

Votes For	%	Votes Against	Abstentions	Broker Non- Votes
709,633,079	91.5%	63,366,344	2,455,565	118,829,581

Proposal 5
HP’s stockholders did not approve the stockholder proposal to reduce the ownership threshold for calling a special meeting of stockholders as set forth below:

Votes For	%	Votes Against	Abstentions	Broker Non- Votes
302,914,196	39.1%	469,549,029	2,991,763	118,829,581

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Third Amended and Restated HP Inc. 2004 Stock Incentive Plan
99.1	The section entitled “Board Proposal No. 4 To Approve the Third Amended and Restated HP Inc. 2004 Stock Incentive Plan” included in the Proxy Statement is incorporated herein by reference
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 22, 2022	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate, and Corporate Secretary